UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2007

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15326 Alton Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 12, 2007, Standard Pacific Corp. (the “Company”) amended both its Deferred Compensation Plan (the “2002 Plan”) and its 2005 Deferred Compensation Plan (the “2005 Plan”) in order to partially terminate both Plans and to make accelerated distributions in 2008 to certain officers and employees participating in the Plans. Other than for certain officers and directors who qualified for retirement under the Plans (including Stephen J. Scarborough, Scott D. Stowell, Douglas C. Jacobs, Larry D. McNabb and Jeffrey V. Peterson for whom payments will not be accelerated), distributions under the 2002 Plan will be made on January 1, 2008, and distributions under the 2005 Plan generally will be made on July 1, 2008, unless a payment was scheduled to be made on an earlier date. Deferred restricted stock and other deferred equity awards under the Plans will not be distributed on an accelerated basis. Also, the 2005 Plan was amended to suspend future deferrals of compensation on January 1, 2008. The amendments to the 2002 Plan and the 2005 Plan are respectively filed as Exhibits 10.1 and 10.2 to this report and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Certificate of Incorporation

On December 12, 2007, the Company amended its Restated Certificate of Formation to increase the total number of shares of capital stock that the Company is authorized to issue from 110,000,000 shares to 210,000,000 shares, by increasing the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. The Amendment to the Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Amendment to Restated Certificate of Incorporation

10.1	Amendment to the Standard Pacific Corp. Deferred Compensation Plan

10.2	Amendment to the Standard Pacific Corp. 2005 Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2007

STANDARD PACIFIC CORP.

By:	/s/ Clay A. Halvorsen
Clay A. Halvorsen Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amendment to Restated Certificate of Incorporation

10.1	Amendment to the Standard Pacific Corp. Deferred Compensation Plan

10.2	Amendment to the Standard Pacific Corp. 2005 Deferred Compensation Plan